UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2026

PARK AEROSPACE CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1400 Old Country Road, Westbury	New York	11590
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code         (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.10 per share	PKE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2026, the Company appointed Constantine Petropoulos, age 48, as Senior Vice President and Chief Financial Officer of the Company, effective immediately. Mr. Petropoulos has served as Senior Vice President and Chief Legal and Capital Markets Officer of the Company since January 2026, and prior thereto, Mr. Petropoulos served as Senior Vice President-Administration and General Counsel of the Company from February of 2025 to January of 2026.

Prior to rejoining the Company in February 2025, Mr. Petropoulos served as a Partner at Hughes Hubbard & Reed LLP, a New York law firm, from May 2021 to July 2024. Prior to that, Mr. Petropoulos served as Senior Vice President and General Counsel of the Company from September 2014 to May 2021. Prior to his originally joining the Company in September 2014, Mr. Petropoulos had been Managing Attorney at Scientific Games Corporation in New York City since November 2011. From September 2007 to October 2011, he was Senior Corporate Counsel, Finance & Strategic Development at Coca-Cola HBC SA in Athens, Greece, and from October 2002 to September 2007, he was an attorney at Latham & Watkins LLP in New York City.

There are no arrangements or understandings between Mr. Petropoulos and any other person pursuant to which he was selected as Senior Vice President and Chief Financial Officer. There are no family relationships between Mr. Petropoulos and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Mr. Petropoulos does not have a direct or indirect material interest in any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Petropoulos's appointment, the Compensation Committee approved an increase in his annual base salary from $357,000 to $425,000, effective August 12, 2026, and the Stock Option Committee granted Mr. Petropoulos a stock option to purchase 25,000 shares of the Company's common stock under the Company's 2018 Stock Option Plan. The option was granted on August 12, 2026, has an exercise price of $37.47 per share, becomes exercisable as to 25% of the underlying shares on each of the first four anniversaries of the grant date, and expires ten years from the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK AEROSPACE CORP.

Date: August 17, 2026	By:	/s/ Constantine Petropoulos
	Name:	Constantine Petropoulos
	Title:	Senior Vice President and Chief Financial Officer

2